Fees Summary	Sep. 13, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,075,000.00
Previously Paid Amount	0.00
Total Fee Amount	73,663.47
Total Offset Amount	0.00
Net Fee	$ 73,663.47
Final Prospectus	false